Exhibit 99.2

# MAKING INNOVATIVE WORKFORCE SOLUTIONS HUMANLY POSSIBLE

ManpowerGroup™

ManpowerGroup
3rd Quarter
October 19, 2012

ManpowerGroup 2012 3rd Quarter Results October 2012
Forward-Looking Statement
This presentation includes forward-looking statements,
including earnings projections which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional
information concerning factors that could cause actual
results to materially differ from those in the forward-looking statements is contained in the Manpower Inc. Annual Report
on Form 10-K dated December 31, 2011, which information
is incorporated herein by reference, and such other factors
as may be described from time to time in the Company’s
SEC filings.

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
11%	Revenue $5.2B
4% CC
10 bps	Gross Margin 16.6%
25%	Operating Profit $119M
19% CC
40 bps	OP Margin 2.3%
19%	EPS $.79
12% CC
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights

# Consolidated Gross Margin Change

- 0.2%
+ 0.1%
+ 0.1%
+ 0.1%
16.5%
16.6%
Q3 2011
Temporary Recruitment
ManpowerGroup Solutions
Outplacement
Currency
Q3 2012

ManpowerGroup 2012 3rd Quarter Results October 2012

$856M
52M
6%
83M
10%
155M
18%
566M
66%

in CC %
-7
-6
13
12
-4

Manpower Experis ManpowerGroup - Total

ManpowerGroup 2012 3rd Quarter Results October 2012

Growth
Business Line Gross Profit - Q3 2012
█  ManpowerGroup Solutions    █  Right Management

# SG&A Expense Bridge - Q3 YoY

(in millions of USD)

793.3
-46.7
-9.0
737.6
Q3 2011
Currency Impact
Operational Impact
Q3 2012

ManpowerGroup 2012 3rd Quarter Results October 2012

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
5%	Revenue $1.1B
3% CC
17%	OUP $35M
16% CC
40 bps	OUP Margin 3.1%

(1)
Americas Segment
(22% of Revenue)
(1) Included in these amounts is the US, which had revenue of $761M (-8%) and OUP of $25M (-24%).
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

% of Segment Revenue
66%
12%
5%
17%
US
Mexico
Argentina
Other
-8%
-8%
9%
2%
3%
-7%
10%
6%
Revenue Growth
Revenue Growth - CC

ManpowerGroup 2012 3rd Quarter Results October 2012
Americas - Q3 Revenue Growth YoY

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
17%	Revenue $1.8B
6% CC
42%	OUP $29M
34% CC
70 bps	OUP Margin 1.6%

(1)
Southern Europe Segment
(35% of Revenue)
(1) Included in these amounts is France, which had revenue of $1.4B (-6% CC) and OUP of $18M (-28% CC). On an organic basis, France revenue decreased 18% (-8% in CC).
(2) On an organic basis, Segment revenue decreased 18% (-7% in CC).
(2)

France
-6%
-17%
Italy
-13%
-23%
Spain
-12%
-22%
Other
20%
7%

ManpowerGroup 2012 3rd Quarter Results October 2012
Southern Europe - Q3 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
76%
14%
5%
5%
(1)
(1) On an organic basis, France revenue decreased 18% (-8% in CC).

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
11%	Revenue $1.4B
3% CC
32%	OUP $43M
28% CC
90 bps	OUP Margin 3.0%

Northern Europe Segment
(28% of Revenue)

% of Segment Revenue
27 %
UK
5%
3%
23%
Nordics
-4%
-10%
13%
Germany
-10%
-20%
9%
Netherlands
-12%
-22%
7%
Belgium
-11%
-21%
Other
3%
-7%
21%
Revenue Growth
Revenue Growth - CC

12

ManpowerGroup 2012 3rd Quarter Results October 2012
Northern Europe - Q3 Revenue Growth YoY

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
2%	Revenue $688M
0% CC
4%	OUP $21M
2% CC
10 bps	OUP Margin 3.0%
APME Segment
(13% of Revenue)

% of Segment Revenue
43%
Japan
-1%
-2%
25%
Australia/NZ
-9%
-10%
32%
Other
10%
6%
Revenue Growth
Revenue Growth - CC

ManpowerGroup 2012 3rd Quarter Results October 2012
APME - Q3 Revenue Growth YoY

ManpowerGroup 2012 3rd Quarter Results October 2012
As Reported	Q3 Financial Highlights
3%	Revenue $80M
6% CC
N/A	OUP $6M
N/A
940 bps	OUP Margin 7.0%

Right Management Segment
(2% of Revenue)

ManpowerGroup 2012 3rd Quarter Results October 2012
($ in millions)	2012	2011
Cash used in operating activities	(15)	(73)
Capital Expenditures	(48)	(46)
Free Cash Flow	(63)	(119)
Change in Debt	41	6
Share Repurchases	(44)	(43)
Dividends paid	(34)	(33)
Acquisitions of Businesses net of cash acquired	(46)	(32)
Effect of Exchange Rate Changes	8	(12)
Other	2	24
Change in Cash	(136)	(209)

Cash Flow Summary - Nine Months

1,200
800
400
0
-400
953
757
698
700
722
755
751
79
-257
-75
120
168
301
306
2008
2009
2010
2011
Q1
Q2
Q3
2012
Total Debt
Net Debt

**Total Capitalization**

30%
20%
10%
0%
28%
23%
23%
22%
22%
23%
23%
2008
2009
2010
2011
Q1
Q2
Q3
2012

17

ManpowerGroup 2012 3rd Quarter Results October 2012
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to

ManpowerGroup 2012 3rd Quarter Results October 2012
	Interest Rate	Maturity Date	Total Outstanding at 9/30/12	Remaining Available at 9/30/12
Euro Notes:
- Euro 200M	4.86%	Jun 2013	257	-
- Euro 350M	4.505%	Jun 2018	450	-
Revolving Credit Agreement	1.49%	Oct 2016	-	798
Uncommitted lines and Other	Various	Various	44	337
Total Debt			751	1,135
Credit Facilities
($ in millions)

Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $381.0M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(1)
(2)
(2)
(1)
The $800M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage
Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 1.22 and a fixed charge coverage ratio of 2.97 as of September 30, 2012. As of September 30, 2012, there were $1.6M of standby letters of credit issued under the agreement.

ManpowerGroup 2012 3rd Quarter Results October 2012
Revenue	Total	Down 5-7% (Down 3-5% CC)
	Americas	Down 1-3% (Down 1-3% CC)
	Southern Europe	Down 10-12% (Down 6-8% CC)
	Northern Europe	Down 5-7% (Down 4-6% CC)
	APME	Up 0-2% (Up 0-2% CC)
Right Management		Up 6-8% (Up 6-8% CC)
Gross Profit Margin		16.7 - 16.9%
Operating Profit Margin		2.2 - 2.4%
Tax Rate		43% (31% excl. reclassification of France business tax)
EPS (before reorganization charges)		$0.72 - $0.80 (Neg. $.01 Currency)
Fourth Quarter Outlook

DIFFERENTIATION

Articulating the unique value we bring to our clients, building our brand and capabilities to do more while improving gross margins

DIVERSIFICATION

Broadening our portfolio of solutions and services to provide more value to our clients while improving our gross margins

EFFICIENCY/ PRODUCTIVITY

Re-evaluating our systems and processes to increase our speed and cost effectiveness

Driving Results Through Our Organization & People

ManpowerGroup 2012 3rd Quarter Results October 2012
Strategic Drivers

ManpowerGroup 2012 3rd Quarter Results October 2012
ManpowerGroup 2012 3rd Quarter Results October 2012
Questions